Derivative Financial Instruments	6 Months Ended
Jun. 30, 2026
Derivative Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
15.	DERIVATIVE FINANCIAL INSTRUMENTS

AMTD Group Inc. and the Company entered into an agreement over the share price of AMTD Digital Inc., pursuant to which the Group is entitled to recover from AMTD Group Inc. if the share price of AMTD Digital Inc. is lower than that at the time the Group invested in the shares of AMTD Digital Inc. (the “Price Protection Agreement”). The purpose of the Price Protection Agreement is to provide a financial safety net for the Group by ensuring to receive a minimum value for its investments in shares of AMTD Digital Inc. The Price Protection Agreement was accounted for as a derivative financial asset and the net fair value loss recognized in profit or loss was approximately US$28,194,000 for the six ended June 30, 2026 (six months ended June 30, 2025: fair value gain of US$103,208,000).